UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	November 9, 2017

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.05.	Securities Act Updating Disclosure.

The tables set forth in the attached Exhibit 99.1 summarize the trust portfolio by various criteria as of the date specified therein.

Item 8.01.	Other Events.

Sale of Series 2016-2 Class C Notes

On November 9, 2017, Synchrony Credit Card Master Note Trust (the “Trust”) sold $49,315,069 of Series 2016-2 Class C Asset Backed Notes (the “Series 2016-2 Class C Notes”), described in a Prospectus dated November 3, 2017. The Series 2016-2 Class C Notes were issued pursuant to the Series 2016-2 Indenture Supplement, dated May 26, 2016, between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee, which has been filed as Exhibit 4.1 to the Form 8-K filed by the registrant with the Securities and Exchange Commission on June 1, 2016.

Use of Proceeds – Series 2016-2 Class C Notes

The public offering of the Series 2016-2 Class C Notes was made under the registration statement (the “Registration Statement”) on Form SF-3 (File No. 333-206176 and File No. 333-206176-01) filed with the Securities and Exchange Commission on August 6, 2015 (as amended by pre-effective amendment no. 1 on December 30, 2015, pre-effective amendment no. 2 on February 5, 2016 and pre-effective amendment no. 3 on February 19, 2016) and declared effective on February 26, 2016.

The public offering of the Series 2016-2 Class C Notes terminated on November 9, 2017 upon the sale of all of the Series 2016-2 Class C Notes. The underwriter of the Series 2016-2 Class C Notes was SG Americas Securities, LLC.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2016-2 Class C Notes with respect to underwriting commissions and discounts was $194,794.52 for the Series 2016-2 Class C Notes. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Trust before expenses for the Series 2016-2 Class C Notes are $49,578,756.68. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $100,000 and net proceeds to the Trust, after deduction of expenses, are reasonably estimated to be $49,575,742.98 (which includes accrued interest on the Series 2016-2 Class C Notes in the amount of $96,986.30). With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Synchrony Bank (the “Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from the Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

99.1	Composition of the Trust Portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 2017	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President